UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]	Preliminary Proxy Statement
[_]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[_]	Soliciting Material Under Rule 14a-12

MUNICIPAL ADVANTAGE FUND INC.

1345 Avenue of the Americas

New York, New York 10105

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)   Proposed maximum aggregate value of transaction:

5)   Total fee paid:

[_]  Fee paid previously with preliminary materials:

[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)   Amount previously paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC

PLEASE CAST YOUR VOTE TODAY

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN

MUNICIPAL ADVANTAGE FUND INC.

1345 Avenue of the Americas, New York, New York 10105

Dear Stockholder:

Recently we sent you proxy material regarding the Special Meeting of Stockholders of your Fund scheduled to take place on March 15, 2007.  Our records indicate that we have not received your vote on the matter set forth on the accompanying proxy card.  In an effort to avoid any further expenses, we urge you to submit your vote.

EVERY VOTE COUNTS!

Your vote is important no matter how many shares you own.  In order for your vote to be counted, we must receive your instructions prior to the meeting date. Your Board of Directors recommends you vote FOR all proposals.

Another copy of your ballot(s) has been enclosed with this letter for your convenience.  Should you have any questions regarding this information, please call the toll-free number 1-800-203-1781.

For your convenience, please utilize one of the following easy methods listed to register your vote:

1.

Vote by Phone.  You may simply call the toll-free number listed on your card and follow the automated instructions.

2.

Vote Through the Internet.   Log on to www.proxyvote.com and follow the instructions on the website.

3.

Vote by Mail.  You may cast your vote by signing and dating the enclosed proxy card.  Please insert it in the postage-paid envelope provided.

DON’T HESITATE, PLEASE VOTE TODAY.  If we still have not received your proxy as the date of the Meeting moves closer, you may receive a call from The Altman Group, the Fund’s proxy solicitor, reminding you to exercise your voting rights.

Thank you for your assistance.

NOBO

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC

PLEASE CAST YOUR VOTE TODAY

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN

MUNICIPAL ADVANTAGE FUND INC.

1345 Avenue of the Americas, New York, New York 10105

Dear Stockholder:

Recently we sent you proxy material regarding the Special Meeting of Stockholders of your Fund scheduled to take place on March 15, 2007.  Our records indicate that we have not received your vote on the matter set forth on the accompanying proxy card.  In an effort to avoid any further expenses, we urge you to submit your vote.

EVERY VOTE COUNTS!

Your vote is important no matter how many shares you own.  In order for your vote to be counted, we must receive your instructions prior to the meeting date. Your Board of Directors recommends you vote FOR all proposals.

Another copy of your ballot(s) has been enclosed with this letter for your convenience.  Should you have any questions regarding this information, please call the toll-free number 1-800-203-1781 extension 112.

For your convenience, please utilize one of the following easy methods listed to register your vote:

1.

 Vote by Phone.  You may simply call the toll-free number listed on your card and follow the automated instructions.

2.

Vote Through the Internet.   Log on to www.proxyvote.com and follow the instructions on the website.

3.

Vote by Mail.  You may cast your vote by signing and dating the enclosed proxy card.  Please insert it in the postage-paid envelope provided.

DON’T HESITATE, PLEASE VOTE TODAY.

Thank you for your assistance.

OBO